UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020 (June 4, 2020)

Inhibitor Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4830 W. Kennedy Blvd., Suite 600

Tampa, FL 33609

(813) 864-2559

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events

As previously disclosed, on July 9, 2019, Hedgepath, LLC (“HPLLC”), a significant minority stockholder of Inhibitor Therapeutics, Inc. (the “Company”) and an investment vehicle associated with the Company’s former Executive Chairman, filed a civil action captioned Hedgepath, LLC v. Magrab, et al., Civil Action Number 2019-0529-JTL, in the Delaware Court of Chancery (the “Action”) against certain of the Company’s current directors, its President and Chief Executive Officer, and a former director (collectively the “Individual Defendants”), as well as the Company’s majority stockholder, Mayne Pharma Ventures Pty Ltd. (“Mayne Pharma”). On September 27, 2019, the Individual Defendants and Mayne Pharma each filed a motion to dismiss the Action.

On December 3, 2019, HPLLC filed the Verified Amended and Supplemental Complaint (the “Complaint”). As previously disclosed, the Complaint asserts various claims, either directly on behalf of HPLLC or derivatively on behalf of the Company, for alleged breaches of fiduciary duty, violation of Delaware statute, waste, fraudulent misrepresentation, declaratory judgment, and dilution of stockholder equity, arising from or related to certain transactions previously entered into between the Company and Mayne Pharma and the Company’s statements related thereto. The Complaint seeks unspecified damages, equitable and other relief.

On June 4, 2020, the Delaware Court of Chancery held a hearing at which the separate motions of the Individual Defendants and Mayne Pharma to dismiss the Complaint were presented. At the conclusion of the hearing, the Court issued an oral ruling in which it denied the motions and declined to dismiss all counts alleged in the Complaint. Accordingly, the Action is anticipated to proceed in the course typical for such litigation.

The Company continues to believe the Action is legally and factually baseless, and the Individual Defendants intend to defend themselves vigorously.

Cautionary Note on Forward-Looking Statements

This Current Report and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including the results of the Action) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2020	INHIBITOR THERAPEUTICS, INC.

	By:	/s/ Nicholas J. Virca
Name: Nicholas J. Virca
Title: President and Chief Executive Officer

2